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                                                                      EXHIBIT 21

                       SUBSIDIARIES OF THE REGISTRANT

    Unless otherwise indicated, all of the voting securities of these subsidiaries are directly or indirectly owned by the registrant. Where the name of the subsidiary is indented, the voting securities of such subsidiary are owned directly by the company under which its name is indented.



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                                                                        Jurisdiction
                                                                              of
Name of Subsidiary                                                      Incorporation
I.  American Express Travel Related Services Company, Inc.
     and its Subsidiaries

   American Express Travel Related Services Company, Inc.                   New York
      Amex Canada Inc.                                                      Canada
         1001675 Ontario Inc.                                               Canada
         1001674 Ontario Inc.                                               Canada
         Rexport, Inc.                                                      Canada
      Amex Bank of Canada                                                   Canada
      American Express Company (Mexico) S.A. de C.V.                        Mexico
      American Express Servicios Profesionales, S.A. de C.V.                Mexico
      American Express Bank, FSB                                            Utah
         American Express Receivables Financing Corporation IV LLC          Delaware
      American Express Centurion Bank                                       Utah
         American Express Centurion Services Corporation                    Delaware
         American Express Receivables Financing Corporation III LLC         Delaware
      American Express Credit Corporation                                   Delaware
         American Express Australia                                         Australia
         American Express Euro Funding Limited Partnership                  Scotland
         American Express Sterling Funding Limited Partnership              Scotland
            American Express Funding (Luxembourg) Sarl                      Luxembourg
         American Express Overseas Credit Corporation Limited               Jersey,
                                                                             Channel Islands
            AEOCC Management Company, Ltd.                                  Jersey,
                                                                             Channel Islands
            American Express Overseas Credit Corporation N.V.               Netherlands Antilles
         Credco Receivables Corp.                                           Delaware
         Credco Finance, Inc.                                               Delaware
         American Express Canada Credit Corporation                         Canada
            American Express Canada Finance Limited                         Canada
         American Express Credit Mexico, LLC                                Delaware
            American Express Business Trust No. 232033                      Mexico
      American Express Dutch Capital, LLC                                   Delaware
      American Express Holdings Netherlands CV                              Netherlands Antilles
         Amex Latin American Holdings S.L.                                  Spain
            Swiss  Branch                                                   Switzerland
      American Express Receivables Financing Corporation II                 Delaware
      American Express Receivables Financing Corporation V LLC              Delaware
      American Express Limited                                              Delaware
         American Express Brasil Servicos de Apoio a
          Travelers Cheques Ltda.                                           Brazil
         American Express (Malaysia) Sdn. Bhd.                              Malaysia
         American Express (Thai) Co. Ltd. (78% owned)                       Thailand
         TRS Card International Inc.                                        Delaware
            American Express de Espana, S.A.U.                              Spain
               Amex Asesores de Seguros S.A.U.                              Spain
               American Express Entidad Financiera de Credito S.A.U.        Spain
               American Express Foreign Exchange S.A.U.                     Spain
               American Express Viajes, S.A.U.                              Spain
         American Express International (B) SDN.BHD.                        Brunei
         American Express International Holdings, LLC                       Delaware
            South Pacific Credit Card Ltd.                                  New Zealand
               Centurion Finance, Ltd.                                      New Zealand
            American Express Argentina, S.A.                                Argentina
            American Express Holdings (France) SAS                          France
               American Express France SAS                                  France
                  American Express Carte France, S.A.                       France
                  American Express (Paris) SAS                              France
                  American Express Assurances                               France
                  American Express Services S.A.                            France
                  American Express Voyages d'Affaires SAS                   France
                  American Express Change SAS                               France


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
         American Express International, Inc.                               Delaware
            Swisscard AECS AG (50% owned)                                   Switzerland
            American Express Hungary (c)Plc.                                Hungary
            American Express Hungary Travel Related Services Ltd.           Hungary
            American Express Company A/S                                    Norway
            American Express Denmark A/S                                    Denmark
            American Express Locazioni Finanziarie, S.r.l.                  Italy
            Amex Broker Assicurativo S.r.l.                                 Italy
            American Express International A.E.(Greece)(99% owned)          Greece
            American Express International (Taiwan), Inc.                   Taiwan
            American Express Travel Holdings (Hong Kong) Limited            Hong Kong
            ACS AllCard Service GmbH                                        Germany
            American Express Bureau de Change S.A.                          Greece
            AE Exposure Management Limited                                  Jersey,
                                                                             Channel Islands
            American Express Poland S.A.                                    Poland
            Sociedad Internacional de Servicios de Panama, S.A.             Panama
            American Express Business Solutions Co. Ltd.                    Japan
            American Express International Services                         Russia
            Amex Marketing Japan Limited                                    Delaware
            American Express (India) Private Ltd.                           India
            P.T. American Express Travel Indonesia                          Indonesia
            American Express spol. s.r.o.                                   Czech Republic
            Amex Travel Holding (Japan) Ltd.                                Japan
               American Express Nippon Travel Agency, Inc. (55% owned)      Japan
            Amex Pre-Paid Card Y.K. Japan                                   Japan
            Schenker Rhenus Reisen Verwaltungsgesellschaft  mbH             Germany
            American Express Holding AB                                     Sweden
               Resespecialisterna Syd AB                                    Sweden
               Forsakringsaktiebolaget Viator                               Sweden
               Nyman & Schultz AB                                           Sweden
               Nyman & Schultz Corporate Card AB                            Sweden
               Profil Reiser A/S (50% owned)                                Denmark
               American Express Corporate Travel AS                         Norway
               American Express Corporate Travel A/S                        Denmark
            American Express Services India Limited (99.99% owned)          India
               American Express Foreign Exchange Services India Limited     India
            Mackinnons American Express Travel (Private) Limited (30% owned)Sri Lanka
            American Express Superannuation Pty Limited                     Australia
            American Express Wholesale Currency Services Pty. Limited       Australia
            American Express s.r.o.                                         Slovakia
            American Express Corporate Travel SA                            Belgium
               American Express Corporate Travel SA                         Luxembourg
            American Express Australia Limited                              Australia
            American Express Holdings Limited                               England
               American Express Services Europe Limited                     England & Wales
                  Uvet American Express Corporate Travel S.p. (35% owned)   Italy
                  ICONCARD S.p.a. (50% owned)                               Italy
                  Immobiliare Spagna & Mignanelli S.r.l. (11.42% owned)     Italy
            American Express Travel Related Services
              Pakistan (Private) Limited                                    Pakistan
            Amex Life Insurance Marketing, Inc.                             Taiwan
            Amex General Insurance Agency, Inc.                             Taiwan
              American Express Travel Services                              Russia
            Interactive Transaction Solutions Limited                       England
              Interactive Transaction Solutions SAS                         France
      American Express Publishing Corporation                               New York
      Travellers Cheque Associates, Limited (54% owned)                     England & Wales
      Bansamex S.A. (50% owned)                                             Spain
      Amex (Middle East) B.S.C. (50% owned)                                 Bahrain
         ASAL (American Express Saudi Arabia) (25% owned)                   Bahrain
         Amex Oman LLC                                                      Oman
         Amex Egypt Company                                                 Egypt
      American Express Europe Limited                                       Delaware
      American Express France Holdings I LLC                                Delaware
         American Express Management SNC                                    France
            American Express France Finance SNC                             France
      American Express France Holdings II LLC                               Delaware
      American Express Insurance Services, Ltd.                             England & Wales
      Cardmember Financial Services, Ltd.                                   Jersey,
                                                                             Channel Islands
      Integrated Travel Systems, Inc.                                       Texas
      American Express Bank (Mexico), S.A.                                  Mexico
         American Express Bank Services, S.A. de C.V.                       Mexico
      American Express Incentive Services, Inc.                             Delaware
         American Express Incentive Services, LLC (49% owned)               Missouri
      American Express International (NZ), Inc.                             Delaware
      Cavendish Holdings, Inc.                                              Delaware
      American Express Business Loan Corporation                            Utah
      Golden Bear Travel, Inc.                                              Delaware
      Travel Impressions, Ltd.                                              Delaware
      American Express Global Financial Services, Inc.                      Delaware
         Sharepeople Group Limited                                          England
            American Express Insurance Services Europe Limited              England

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
      Harbor Payments, Inc.                                                 Delaware
      American Express Travel Holdings (M) Company SDN                      Malaysia
      Mayflower American Express Travel Services SDN BHD                    Malaysia
      Ketera Technologies, Inc. (20% owned)                                 Delaware
      Amex Card Services Company                                            Delaware
      Belgium Travel                                                        Belgium
      Alpha Card SCRL (50% owned)                                           Belgium
         Alpha Card Merchant Services SCRL                                  Belgium
      South African Travellers Cheque Company (Pty) Ltd.                    South Africa
      BOA Finance Company, Ltd.                                             Thailand
      American Express (China) Ltd.                                         Delaware
      Farrington American Express Travel Services Limited (37% owned)       Hong Kong
      American Express Insurance Agency of Puerto Rico, Inc.                Puerto Rico
      American Express Travel (Singapore) PTE Ltd.                          Singapore
      Eclipse Advisors, Inc.                                                Delaware
      American Express Marketing & Development Corp.                        Delaware
      American Express Insurance Services Agente de Seguros SA de CV        Mexico
      Rosenbluth International (Russia) Ltd.                                Pennsylvania
         Rosenbluth Holding Company                                         Russia
         Rosenbluth International Travel, Ltd.                              Russia
      Rosenbluth France Holdings, S.A.R.I.                                  France
         Rosenbluth International France, S.A.R.I.                          France
      Travel Management Investments Ltd. U.K.                               England
         Rosenbluth International U.K. Limited                              England
            Travel Elite Limited U.K.                                       England
      Rosenbluth International Hong Kong Ltd.                               Hong Kong
      Rosenbluth International Mexico                                       Mexico
      Rosenbluth International Netherlands B.V.                             The Netherlands
         Rosenbluth International B.V.                                      The Netherlands
      Rosenbluth Germany GMBH                                               Germany
         Rosenbluth International GMBH                                      Germany
      Rosenbluth International Reisebur GMBH Austria                        Austria
      Rosenbluth International Limited                                      Pennsylvania
      Rosenbluth International (Israel) Ltd.                                Israel

II. American Express Banking Corp. and its Subsidiaries

   American Express Banking Corp.                                           New York
      American Express Bank Ltd.                                            Connecticut
         Amex Holdings, Inc.                                                Delaware
            Amex Cyber International Ltd.                                   British Virgin
                                                                             Islands
            American Express Bank GmbH                                      Germany
               American Express FinanzManagement GmbH                       Germany
               AEB - International Portfolios Management Company            Luxembourg
            American Express Bank (Switzerland) S.A.                        Switzerland
            Amex International Trust (Guernsey) Limited                     Guernsey,
                                                                             Channel Islands
               Birdsong Limited                                             Guernsey,
                                                                             Channel Islands
               Songbird Limited                                             Guernsey,
                                                                             Channel Islands
               AITG Corporate Secretaries Limited                           Guernsey,
                                                                             Channel Islands
               Nominees One Limited                                         Guernsey,
                                                                             Channel Islands
               Nominees Two Limited                                         Guernsey,
                                                                             Channel Islands
            American Express Bank Asset Management (Cayman) Limited         Cayman Islands
            American Express Bank Asset Management Company (Luxembourg) S.A.Luxembourg
            American Express Financial Services (Luxembourg) S.A.           Luxembourg
            Amex International Trust (Cayman) Ltd.                          Cayman Islands
               Vesey Limited                                                Cayman Islands
               Global Nominees Limited                                      Cayman Islands
         American Express Bank International                                United States
         Argentamex S.A.                                                    Argentina
         Amex Nominees (S) Pte Ltd.                                         Singapore
         Amex Bank Nominee Hong Kong Limited                                Hong Kong
         Inveramex Chile Ltda.                                              Chile
            Amex Immobiliaria Ltda.(99% owned)                              Chile
         American Express Bank Ltd., S.A.                                   Argentina
         American Express Bank Philippines (A Savings Bank), Inc.           Philippines
         AEB Global Trading Investments, Ltd.                               British Virgin
                                                                             Islands
         American Express International Deposit Company                     Cayman Islands
         The American Express Nominees Limited (98% owned)                  England & Wales
         American Express Bank LLC                                          Russia
         American Express Brasil Representacoes Ltda.                       Brazil
         American Express Brasil Servicos Internacionais Ltda.              Brazil


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
III. Other Subsidiaries of the Registrant

      Ainwick Corporation                                                   Texas
      American Express Asset Management Holdings, Inc.                      Delaware
      American Express Investment Management Ltd.                           Cayman Islands
      Amexco Insurance Company                                              Vermont
      checks-on-line, Inc.                                                  Delaware
      National Express Company, Inc.                                        New York
         The Balcor Company Holdings, Inc.                                  Delaware
            The Balcor Company                                              Delaware
      International Capital I Corp.                                         Delaware
      Acamex Holdings, Inc.                                                 Cayman Islands
         Etisa Holdings Ltd.                                                Cayman Islands
            Empresas Turisticas Integradas, S.A. de C.V. (95% owned)        Mexico
      International Capital Corp. (Ltd.) Cayman                             Cayman Islands
      Rexport, Inc.                                                         Delaware
         Drillamex, Inc.                                                    Delaware
      UMPAWAUG I Corporation                                                Delaware
      UMPAWAUG II Corporation                                               Delaware
      UMPAWAUG III Corporation                                              Delaware
      UMPAWAUG IV Corporation                                               Delaware
      56th Street AXP Campus LLC                                            Arizona
      FRC West Property L.L.C.                                              Arizona


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